UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                DECEMBER 30, 2005

                                 ---------------

                     APPLIED SPECTRUM TECHNOLOGIES, INC.
              (Exact name of registrant as specified in charter)


                                    DELAWARE
        --------------------------------------------------------------
        (State or other Jurisdiction of Incorporation or Organization)


             0-16397                                       41-2185030
    ------------------------                          -------------------
    (Commission File Number)                             (IRS Employer
                                                      Identification No.)
                                 936A BEACHLAND
                               BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
                         -------------------------------
                         (Address of Principal Executive
                               Offices and zip code)

                                 (772) 231-7544
                          ----------------------------
                             (Registrant's telephone
                          number, including area code)

                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

      On December 14, 2005, Norwood Venture Corp., a Delaware corporation ("Norwood") entered into a Securities Purchase Agreement with KI Equity Partners III, LLC, a Delaware limited liability company ("KI Equity"), as amended (the "Purchase Agreement") under which KI Equity agreed to purchase and Norwood agreed to sell an aggregate of 2,281,302 shares of common stock ("Shares") of Applied Spectrum Technologies, Inc., a Delaware corporation ("Applied", "Company", "we", "us", or "our"), representing approximately 77.2% of our outstanding shares of common stock, to KI Equity at a price of $175,000. Mark R. Littell was the former Chief Executive Officer and Chief Financial Officer of Applied and is the President and controlling stockholder of Norwood. The closing of the transactions under the Purchase Agreement occurred on December 29, 2005 ("Closing").

      As previously disclosed in the Current Report filed with the SEC by Applied on December 29, 2005, Mark R. Littell resigned as Chief Executive Officer and Chief Financial Officer of Applied effective as of the Closing, and Kevin R. Keating was appointed President, Secretary, Treasurer and a director of Applied effective as of the Closing. Effective as of the Closing, the principal executive office of Applied was moved to 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963.

      The Purchase Agreement contemplated that Mark R. Littell would continue as a director of Applied following the Closing until such time as we comply with
Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 promulgated under the Exchange Act. The information statement under Rule 14f-1 was filed with the SEC on December 15, 2005 and mailed to stockholders on December 19, 2005.

      Accordingly, effective December 30, 2005, Mark R. Littell resigned as a director of Applied. Following Mr. Littell's resignation as a director, the sole director of Applied is Mr. Kevin R. Keating. Mr. Keating has taken action to reduce the size of the board to one person. Upon Mr. Littell's resignation, the change of control of Applied became effective.

      Other than the transactions and agreements disclosed in this Form 8-K, Applied knows of no other arrangements which may result in a change in control of Applied.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective as of December 30, 2005, Mark R. Littell resigned as a director of Applied. His resignation was not as a result of any disagreement with Applied.

ITEM 8.01 OTHER EVENTS

Other Information

                               PLAN OF OPERATIONS

      Applied is currently a shell company with nominal assets or ongoing operations. Nevertheless, management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

      Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our new management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

      Management believes Applied will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

      o In less time than would be required for a traditional initial public offering ("IPO");

      o For less out-of-pocket cost than would be required for a traditional IPO; and

      o With a greater degree of certainty that the transaction will ultimately close.

      Nevertheless, the owners of any target company that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

      While our management team believes that Applied will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

      In the event that a business combination is consummated, it is likely that our present shareholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger or as required by applicable laws.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding Applied's common stock beneficially owned on December 30, 2005, immediately after giving effect to the Closing for (i) each shareholder we know to be the beneficial owner of 5% or more of Applied's outstanding common stock, (ii) each of Applied's executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of Applied's knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. Except as set forth in this Report, there are not any pending or anticipated arrangements that may cause a change in control of Applied. At December 30, 2005, immediately after giving effect to the Closing, 2,953,941 shares of Applied's common stock were outstanding.

                                     Number of Shares
Name                                 Beneficially Owned       Percent of Shares
---------------------------------    ------------------       -----------------

Kevin R. Keating                                      0(1)                   0%
936A Beachland Boulevard,
Ste. 13
Vero Beach, Florida 32963

KI Equity Partners III, LLC                   2,281,302(2)                77.2%
c/o Timothy J. Keating, Manager
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado
80111

All Executive Officers and                            0                      0%
Directors as a group

----------
(1) Kevin R. Keating is the father of Timothy J. Keating. Timothy J. Keating is the manager of KI Equity Partners III, LLC. Kevin R. Keating is not affiliated not affiliated with and has no equity interest in KI Equity Partners III, LLC and disclaims any beneficial interest in the shares of Applied's common stock owned by KI Equity Partners III, LLC.

(2) Timothy J. Keating is the manager of KI Equity Partners III, LLC and has sole voting and disposition power over the shares of Applied's common stock owned by KI Equity Partners III, LLC.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Kevin R. Keating, is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity Partners III, LLC, which is the majority stockholder of Applied. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KI Equity Partners III, LLC or Keating Securities, LLC and disclaims any beneficial interest in the shares of Applied's common stock owned by KI Equity Partners III, LLC.

      Certain conflicts of interest exist and may continue to exist between Applied and its officers and directors due to the fact that Kevin R. Keating has other business interests to which he devotes his primary attention. Mr. Keating may continue to do so notwithstanding the fact that management time should be devoted to the business of Applied.

      Certain conflicts of interest may exist between Applied and its management, and conflicts may develop in the future. Applied has not established policies or procedures for the resolution of current or potential conflicts of interests between Applied, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of Applied, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned, but there may be times when an acquisition opportunity is given to another entity to the disadvantage of Applied's stockholders and for which there will be no recourse. It is also expected that Applied will engage Keating Securities, LLC, an affiliate of Keating Investments, LLC, the managing member of our controlling stockholder, to act as a financial advisor in connection with the reverse merger transaction for which it may earn a cash and/or equity fee.

      As of the date of this Report, Applied has not entered into any agreements to compensate, nor has it paid any compensation to, Mr. Keating for any services rendered or to be rendered by him as an officer or director of Applied. However, it is expected that Mr. Keating will be compensated for his services rendered and to be rendered to Applied, and that Mr. Keating may determine, or participate in the determination of, such compensation.

      Other than the above transactions or otherwise set forth in this Report or in any reports filed by Applied with the SEC, we have not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of our common stock, or family members of such persons. We are not a subsidiary of any company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Applied Spectrum Techtnologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      APPLIED SPECTRUM TECHNOLOGIES, INC.


Date:  December 30, 2005              By:/S/ Kevin R. Keating
                                         ---------------------------
                                         Kevin R. Keating, President